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                    SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  April 16, 1996

                           H. F. Ahmanson & Company
            (Exact name of registrant as specified in charter)

             Delaware                  1-8930              95-0479700
(State or other jurisdiction of  (Commission File       (IRS Employer
        incorporation)               Number)         Identification No.)

    4900 Rivergrade Road, Irwindale, California             91706
    (Address of principal executive offices)             (Zip code)

   Registrant's telephone number, including area code    (818) 960-6311

                                Not applicable
       (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On April 16, 1996, H. F. Ahmanson & Company (the "Company"), issued a press release reporting its results of operations during the quarter ended March 31, 1996.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     99.1 Press release dated April 16, 1996 reporting results of operations during the quarter ended March 31, 1996.
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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 16, 1996

                                       H. F. AHMANSON & COMPANY



                                          /s/ George Miranda
                                       By:  George Miranda
                                            First Vice President and
                                              Chief Accounting Officer



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                               EXHIBIT INDEX

EXHIBIT                                                       SEQUENTIALLY
  NO.                        DESCRIPTION                     NUMBERED PAGE

  99.1    Press release dated April 16, 1996 reporting              5
          results of operations during the quarter ended
          March 31, 1996.